UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2023

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2023, The Brink’s Company (the “Company”) held its annual meeting of shareholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, four proposals were submitted to the Company’s shareholders. A quorum of the Company’s common shares was present for the 2023 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 – Shareholders elected nine nominees to the Board for terms expiring in 2024. The name of each director and the votes cast for such individual are set forth below:

	For	Against	Abstain	Broker Non-Votes

Kathie J. Andrade	41,843,856	1,038,060	63,714	1,965,459

Paul G. Boynton	41,654,758	1,229,015	61,857	1,965,459

Ian D. Clough	42,519,254	363,902	62,474	1,965,459

Susan E. Docherty	42,095,630	787,380	62,620	1,965,459

Mark Eubanks	42,620,495	262,089	63,046	1,965,459

Michael J. Herling	40,675,190	2,207,258	63,182	1,965,459

A. Louis Parker	42,291,968	589,900	63,762	1,965,459

Timothy J. Tynan	42,176,231	705,671	63,728	1,965,459

Keith R. Wyche	42,695,023	187,601	63,006	1,965,459

Proposal 2 – Shareholders approved an advisory resolution on named executive compensation. The votes regarding Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
41,511,756	1,335,858	98,016	1,965,459

Proposal 3 – Shareholders approved the frequency of one year for the advisory vote to approve named executive officer compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
41,810,613	4,719	1,065,208	65,090	1,965,459

After considering the results of the 2023 Annual Meeting, the Company’s Board of Directors has determined that the Company will hold future advisory votes to approve named executive officer compensation on an annual basis until the next advisory vote on the frequency of the advisory vote to approve named executive officer compensation, which is expected to occur no later than at the 2029 Annual Meeting of Shareholders.

Proposal 4 – Shareholders approved the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes regarding Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
44,776,533	68,413	66,143	0

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: May 9, 2023	By:	/s/ Kurt B. McMaken
Kurt B. McMaken
Executive Vice President and Chief Financial Officer